FAMCO MLP & ENERGY INCOME FUND

A series of the Investment Managers Series Trust

Supplement Dated May 21, 2012

To the Prospectus and Statement of Additional Information Dated April 1, 2012

Please file this Supplement with your records.

The following replaces the section entitled “Class C Shares” on page 19 of the Statutory Prospectus:

Class C Shares

Under the Plan, a distribution fee at an annual rate of 0.75% of average daily net assets and an administrative services fee at an annual rate of 0.25% of average daily net assets are deducted from the assets of the Fund’s Class C Shares.

Class C Shares of the Fund are sold at the NAV and are subject to a CDSC of 1.00% on any shares you sell within 12 months of purchasing them.

The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no CDSC is imposed on increases in the NAV above the initial purchase price. You should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no CDSC is assessed on shares received from reinvestment of dividends or capital gain distributions. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a CDSC applies to a redemption, the Fund assumes that the shares being redeemed first are any shares in your account that are not subject to a CDSC, followed by shares held the longest in your account.

The following replaces the section entitled “Distribution and Services Plan” on page 20 of the Statutory Prospectus:

Distribution and Services Plan

The Trust has adopted a Rule 12b-1 plan with respect to its Class A Shares and Class C Shares. Under the plan, the Fund pays to Grand Distribution Services, LLC (the “Distributor”) distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders of each such Class and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Distributor may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or administrative services provided by such persons to the Fund. Payments under the Rule 12b-1 plan are not tied exclusively to distribution expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.

To promote the sale of the Fund’s Class C Shares and to pay for certain shareholder services, the Distributor may pay broker-dealers up to 1.00% of the amount invested by their clients in the Class C Shares of the Fund at the time the Shares are purchased (which includes prepayment of the first year's 0.25% administrative service fee). These up-front payments to broker-dealers are financed solely by the Advisor and are not financed by investors or the Fund. The Distributor receives and can pay as reimbursement to the Advisor all of the 12b-1 fees with respect to such shares. During the first 12 months, the Advisor may retain the full 1.00% 12b-1 fee to recoup the up-front payment advanced at the time of purchase. After the Distributor has reimbursed the Advisor for the amounts that the Advisor has financed, the broker-dealers will receive from the Distributor the ongoing 12b-1 fees associated with their clients’ investments.

Because the Fund pays distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.

Class I Shares are not subject to any distribution or service fees under the Plan.

The following replaces the section entitled “Rule 12b-1” on page B-34 of the Statement of Additional Information:

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan") under which the Fund is authorized to pay fees to the Distributor as compensation for certain distribution and/or administrative services provided by the Distributor and other entities to the holders of Class A Shares and Class C Shares. For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Distributor may pay or reimburse any or all amounts received under the Rule 12b-1 Plan to other persons for any permissible distribution or administrative services activity conducted on behalf of the Fund. The Rule 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. Because 12b-1 fees are paid out of Fund assets attributable to Class A Shares and Class C Shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges. The Rule 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred.

The Rule 12b-1 Plan provides that the distribution fees paid by Class A or Class C Shares of the Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including: (a) costs of payments made to agents for and consultants to the Distributor, including pension administration firms that provide distribution services and broker–dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; and (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund.

The Rule 12b-1 Plan provides that the administrative services fees paid by Class A or Class C Shares of the Fund may be used to pay for any administrative expenses that are not primarily intended to result in the sale of shares of such Class and are not otherwise provided by the Trust’s transfer agency or other servicing arrangements, including: (a) establishing and maintaining accounts and records; (b) processing purchase and redemption transactions; (c) answering routine inquiries regarding the Fund and its special features; (d) providing assistance to investors in changing dividend and investment options, account designations and addresses; and (e) such other administrative services as the Fund or the Distributor may reasonably request.

The Rule 12b-1 Plan requires the Distributor to prepare and submit to the Board, at least quarterly, written reports setting forth all amounts expended under the Plan. The Rule 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund's Class A Shares and Class C Shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The Rule 12b-1 Plan shall remain in effect for one year from the date of its adoption and thereafter shall shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities. The Rule 12b-1 Plan may be terminated with respect to the Fund’s Class A Shares or Class C Shares at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of the Fund's Class A Shares or Class C Shares, respectively.

If the Rule 12b-1 Plan is terminated for the Fund's Class A Shares and Class C Shares in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date.

The Fund paid the following 12b-1 fees for the fiscal year ended November 30, 2011:

Class A Shares	12b-1 Fees
Broker-Dealers	$ 452
Total	$452